UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 10, 2015 (September 9, 2015)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Perth House, Millennium Way

Chesterfield, Derbyshire, United Kingdom S41 8ND

(Address of principal executive offices)

+44 424 626 3051

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 9, 2015, Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC (together, the “Issuers”), each of which is a wholly owned subsidiary of Mallinckrodt plc (“Mallinckrodt” or the “Company”), entered into an agreement which will result in the private placement on September 24, 2015 of $750 million of 5.625% senior unsecured notes due October 2023 (the “Notes”).

Mallinckrodt expects to use the proceeds from the Notes to finance, in part, its previously announced acquisition (the “Acquisition”) of all of the capital stock of TGG Medical Solutions, Inc. (“Target”) and to pay certain fees and expenses in connection with the Acquisition and the consummation of the Notes offering described above. Therakos, Inc. (“Therakos”) is a wholly owned subsidiary of Target. The Acquisition is expected to be completed in the third calendar quarter of 2015.

In the event that (i) the Acquisition is not consummated on or before February 10, 2016, or (ii) the Stock Purchase Agreement, dated as of August 9, 2015, by and among Mallinckrodt, Mallinckrodt Enterprises LLC, Target and TGG Medical Holdings, LLC is terminated in accordance with its terms at any time prior thereto, then the Issuers will be required to redeem all of the Notes at the issue price plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Notes will initially be jointly and severally guaranteed, subject to certain exceptions, on an unsecured, unsubordinated basis by Mallinckrodt and each of its subsidiaries (other than the Issuers) that guarantees the obligations under the Issuers’ existing senior secured credit facilities, which subsidiaries, after the consummation of the Acquisition, are expected to include Target and Therakos.

The Notes were offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold without registration unless an exemption from such registration is available.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation for an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

In relation to each member state of the European Economic Area which has implemented the 2003/71/EC directive as amended (the “Prospectus Directive”) (each a “Relevant Member State”), an offer of Notes to the public has not been made and will not be made in that Relevant Member State, except that an offer in that Relevant Member State of Notes may be made at any time to any legal entity which is a qualified investor as defined in the Prospectus Directive; to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the representative of the initial purchasers; or in any other circumstances falling within Article 3(2) of the Prospectus Directive, and provided that no such offer shall result in a requirement to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

Forward-Looking Statements

Statements made herein that are not strictly historical, including statements regarding the Notes offering, the expected timetable for the completion of the Notes offering, the proposed acquisition of Therakos and the pending divestiture of Mallinckrodt’s global contrast media and delivery systems business and its urology imaging systems (the “CMDS Divestiture”), the benefits and synergies of the Therakos acquisition and the benefits of the CMDS Divestiture, future opportunities for the combined businesses, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s or Therakos’ businesses, and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Therakos operate; the commercial success of Mallinckrodt’s products and Therakos’ photopheresis platforms; Mallinckrodt’s and Therakos’ ability to satisfy the Therakos purchase agreement conditions and complete the Therakos acquisition on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the Notes offering, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products, employees and businesses generally and to realize anticipated growth, synergies and costs savings from its recently completed acquisitions and the Therakos acquisition; Mallinckrodt’s and Therakos’ performance and maintenance of important business relationships; changes in laws and regulations; Mallinckrodt’s ability to identify, acquire or close future acquisitions; Mallinckrodt’s and Therakos’ ability to successfully develop or commercialize new products; Mallinckrodt’s and Therakos’ ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s and Therakos’ reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 27, 2015 and June 26, 2015. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth L. Wagner
	Name:	Kenneth L. Wagner
	Title:	Vice President and Corporate Secretary